EXHIBIT 32.1


VITAL PRODUCTS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Vital Products, Inc. (the Registrant) on Form 10-K/A for the period ended July 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the Report), I,James McKinney, Principal Executive, Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: September 24 2013


By: /s/ James McKinney

James McKinney

Acting Chief Executive and Chief Financial Officer and Director

(Principal Executive, Financial and Accounting Officer)

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